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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 18, 2009
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                       LEGEND INTERNATIONAL HOLDINGS, INC
             (Exact name of registrant as specified in its charter)

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            Delaware                 000-32551               23-3067904
  (State or Other Jurisdiction      (Commission           (I.R.S. Employer
        of Incorporation)           File Number)          Identification No.)

         Level 8, 580 St Kilda Road, Melbourne, Victoria Australia 3004
               (Address of Principal Executive Office) (Zip Code)

                                 61-3-8532-2866
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01:    Other Events

On June 18, 2009, Legend International Holdings, Inc., a Delaware corporation (the "Company") announced an increase in the unconditional on market cash offer for all of the shares in North Australian Diamonds Limited, an Australian corporation (ASX: NAD) that it does not already own from $A0.012 to $A0.015 per NAD share.

The Offer Period has been extended until July 24, 2009.

The Company already owns 692,892,365 (34.99%) NAD shares.

The Company has also announced that the Offer Price of $A0.015 per NAD share is a final offer and will not be increased beyond $A0.015 per NAD share. The Company has further announced it will not extend the Offer period beyond July 24, 2009.

Mr. Joseph Gutnick, the Chairman of the Board, President and Chief Executive Officer of the Company, is also a director of NAD. Mr. Gutnick will not take part in any material decision made by either the Company or NAD relating to the Offer and/or the Takeover Bid.


Item 9.01:    Financial Statement and Exhibits

99.1: Supplementary Bidders Statement and Offer for North Australia Diamonds
      Limited.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LEGEND INTERNATIONAL HOLDINGS, INC.

                                    (Company)


                                  By:        /s/ Peter Lee
                                             -----------------------------------
                                             Peter Lee
                                             Secretary


Dated: June 18, 2009

                                INDEX TO EXHIBITS


99.1: Supplementary Bidders Statement and Offer for North Australia Diamonds
      Limited.